SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. 1)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to   240.14a-11(c) or   240.14a-12

                            COMMUNITY BANCSHARES, INC.
                 ------------------------------------------------
                 (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
          -------------------------------------------------------------------
          (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:

      2) Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4) Proposed maximum aggregate value of transaction:

      5) Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid: _________________________________________

      2) Form, Schedule or Registration Statement No.: ___________________

      3) Filing Party: ___________________________________________________

      4) Date Filed: _____________________________________________________



                                                            April 30, 1999


To Our Shareholders:

   Your are cordially invited to attend the Annual Meeting of Shareholders of Community Bancshares, Inc. (the "Company"), the holding company for Wilkes National Bank (the "Bank"), which will be held on Friday, May 28, 1999 at 11:00 a.m., at the Inn at Wilkesboro, 1700 Winkler Street, Wilkesboro,
North Carolina 28697.

   The Notice of Annual Meeting and a Proxy Statement, which describe the formal business to be conducted at the Annual Meeting, follow this letter.

   After reading the Proxy Statement, please promptly mark, sign and return the enclosed proxy in the prepaid envelope to assure that your shares will be represented. Your shares cannot be voted unless you date, sign and return the enclosed proxy or attend the Annual Meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our shareholders are important.

   A copy of the Company's 1998 Annual Report is also enclosed for your information.

   We look forward to seeing you at the Annual Meeting.

                                  Sincerely,

                                  /s/ Dwight E. Pardue

                                  Dwight E. Pardue
                                  Chairman of the Board


                          COMMUNITY BANCSHARES, INC.
                     1301 Westwood Lane - Westfield Village
                       Wilkesboro, North Carolina  28697

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held May 28, 1999


   The Annual Meeting of Shareholders of Community Bancshares, Inc. (the "Company") will be held on Friday, May 28, 1999 at 11:00 a.m., at the Inn at Wilkesboro, 1700 Winkler Street, Wilkesboro, North Carolina 28697, for the following purposes:

   (1) To elect four (4) directors to serve for the respective terms set forth in the accompanying Proxy Statement and until their successors are elected and qualified; and

   (2) To vote in accordance with their best judgment with respect to any other matters that may properly come before the meeting or any adjournments or postponements thereof.

   Only shareholders of record at the close of business on April 15, 1999 will be entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

   A Proxy Statement and a proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the proxy promptly. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                                       By Order of the Board of Directors,

                                       /s/ Ronald S. Shoemaker

                                       Ronald S. Shoemaker
                                       President and Chief Executive Officer

Wilkesboro, North Carolina
April 30, 1999

   PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY SO THAT YOUR
     VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.


                          COMMUNITY BANCSHARES, INC.
                    1301 Westwood Lane - Westfield Village
                       Wilkesboro, North Carolina  28697


                        ANNUAL MEETING OF SHAREHOLDERS
                                May 28, 1999

                         __________________________

                              PROXY STATEMENT
                         __________________________


                            GENERAL INFORMATION

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Community Bancshares, Inc. (the "Company") for the Annual Meeting of Shareholders to be held on Friday, May 28, 1999, and any adjournments and postponements thereof (the "Annual Meeting"), at the time and place and for the purposes set forth in the accompanying notice of the meeting. The expense of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. In addition to solicitations by mail, officers and regular employees of the Company, at no additional compensation, may assist in soliciting proxies by telephone. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about April 30, 1999. The address of the principal executive offices of the Company is 1301 Westwood Lane - Westfield Village, Wilkesboro, North Carolina 28697.

   Any proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice of his election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering to the Secretary of the Company an instrument revoking it or a duly executed proxy for the same shares bearing a later date. Proxies which are returned properly executed and not revoked will be voted in accordance with the shareholder's directions specified thereon. Where no direction is specified, proxies will be voted for the election of the nominees named herein.

   The Board of Directors has fixed the close of business on April 15, 1999 as the record date (the "Record Date") for the determination of the holders of the Company's Common Stock entitled to receive notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Only holders of record of Common Stock at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 1,447,884 shares of Common Stock issued and outstanding.

   The holders of shares of Common Stock outstanding on the Record Date will be entitled to one vote for each share held of record upon each matter properly submitted at the Annual Meeting. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Shares which are present in person or by proxy but abstain from voting with respect to one or more proposals voted upon at the Annual Meeting will be included for purposes of determining a quorum at the Annual Meeting.


                               AGENDA ITEM ONE
                            ELECTION OF DIRECTORS

   The Board of Directors of the Company consists of nine directors. The Company's Articles of Incorporation provide for a classified board of directors, whereby approximately one-third of the members of the Company's Board of Directors are elected each year at the Company's Annual Meeting of Shareholders.
 At each Annual Meeting of Shareholders, successors to the class of directors whose term expires at the Annual Meeting will be elected for a three year term.
 Four Class II directors are presently standing for election to the Board. In order to correct an imbalance in the allocation of directors among the three classes, Robert F. Ricketts, one of the Class II directors up for election this year, has agreed to be designated as a Class III director, to serve until the 2000 annual meeting of shareholders. At next year's annual meeting, Mr. Ricketts will again be up for election, along with the other two Class III directors, to serve for a term of three years. As a result of this reallocation, each of the three classes of directors of the Company will consist of three members.

   The Board of Directors recommends the election of the four nominees listed below. In the event that any nominee withdraws or for any reason is not able to serve as director, the proxy will be voted for such other person as may be designated by the Board of Directors, but in no event will the proxy be voted for more than four nominees. The affirmative vote of a plurality of all votes cast at the meeting by the holders of the Common Stock is required for the election of the four nominees standing for election. Management of the Company has no reason to believe that any nominee will not serve if elected.

   The following persons have been nominated by management for election to the Board of Directors as Class II directors, to serve for a term of three years and until their successors are elected and qualified:

   BRENT F. ELLER, age 59, has served as Secretary and Treasurer of the Company since June 1990. Mr. Eller served as an operations specialist with Lowe's Companies, Inc., a retail building materials and home center chain, from 1980 until his retirement in 1994.

   JACK R. FERGUSON, age 72, is presently retired. From 1954 to 1985, he served in various capacities with Lowe's Companies, Inc., including most recently as manager of the Hendersonville, North Carolina store.

   RONALD S. SHOEMAKER, age 58, has served as President of the Company and the Bank since June 1990, and has been engaged in the organization of the Company and the Bank since February 1990. Mr. Shoemaker served as Senior Vice President and City Executive for Southern National Bank of North Carolina from 1985 to 1988.

   The following person has been nominated by management for election to the Board of Directors as Class III director, to serve for a term of one year and until his successor is elected and qualified:

   ROBERT F. RICKETTS, DDS, age 49, is a dentist who has been engaged in private practice in North Wilkesboro since 1976.

   The following persons are members of the Board of Directors who are not standing for election to the Board this year and whose term will continue after the Annual Meeting of Shareholders.

   Class III Directors, serving for a term expiring at the 2000 Annual Meeting of Shareholders:

   DWIGHT E. PARDUE, age 70, is presently retired. Mr. Pardue served as Chairman of the Board of the Company since 1992. From 1956 to January 1990, Mr. Pardue served in various capacities with Lowe's Companies, Inc., including most recently Senior Executive Vice President.

   R. COLIN SHOEMAKER, age 55, has served as Controller and Officer Manager of Key City Furniture Company, Inc. since 1985.

   Class I Directors, serving for a term expiring at the 2001 Annual Meeting of Shareholders:

   GILBERT R. MILLER, age 69, is presently retired.  From 1947 to 1986,
Mr. Miller served as President and Chief Executive Officer of Miller Brothers Lumber Company.

   RANDY D. MILLER, age 43, has served as President of Randy Miller Lumber Company since 1983. Mr. Miller has also served as President of Randy Miller Trucking Company since 1983, and as President of Pine Log Company since 1995.

   REBECCA ANN SEBASTIAN, age 63, is presently retired. Ms. Sebastian served as Media Coordinator at the North Wilkesboro Elementary School from 1972 until her retirement in 1994.

   Each of the above persons (with the exception of Jack Ray Ferguson and Randy D. Miller) has been a director of the Company since 1990. Mr. Ferguson has been a director of the Company since 1991 and Randy D. Miller has been a director of the Company since 1998.

   Ronald S. Shoemaker, President and a director of the Company and the Bank, is the brother of R. Colin Shoemaker, a director of the Company and the Bank. Randy D. Miller, a director of the Company and the Bank, is the son of Gilbert
R. Miller, a director of the Company and the Bank.

EXECUTIVE OFFICERS

   Ronald S. Shoemaker, the President and Chief Executive Officer of the Company, is the sole executive officer of the Company.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1994

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons who own more than 10% of the outstanding common stock of the Company, to file with the Securities and Exchange Commission reports of changes in ownership of the common stock of the Company held by such persons. Officers, directors and greater than 10% shareholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during fiscal 1998, the Company has complied with all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders, except as follows: R. Colin Shoemaker, Brent F. Eller,
Jack R. Ferguson, Rebecca Ann Sebastian, Robert F. Ricketts, Dwight E. Pardue and Gilbert R. Miller, each had a late filing relating to the grant of non-employee director options in July 1998. In addition, to the best knowledge and belief of the Company, Edward F. Greene failed to file one report relating to a total of five transactions.

                    MEETINGS OF THE BOARD OF DIRECTORS
                       AND COMMITTEES OF THE BOARD

   The Board of Directors of the Company held 11 meetings during the year ended December 31, 1998. Each director attended at least 75% or more of the aggregate number of meetings held by the Board of Directors and the committees on which he or she served. The Company's Board of Directors has four standing committees -- the Executive Committee, the Real Estate Committee, the Stock Option/Executive Compensation Committee and the Audit Committee.

   The Executive Committee presently consists of Ronald S. Shoemaker, Robert
F. Ricketts, Brent F. Eller and Jack Ray Ferguson. The Executive Committee exercises all of the authority of the Board of Directors and the management of the Company during the period of time between meetings of the Board of Directors. The Executive Committee did not meet during 1998.

   The Real Estate Committee presently consists of R. Colin Shoemaker,
Gilbert R. Miller, Jack Ray Ferguson and Ronald S. Shoemaker. The Real Estate Committee has been assigned the functions of making recommendations to the full Board regarding real estate requirements and opportunities for the Company. The Real Estate Committee held four meetings during 1998.

   The Stock Option/Executive Compensation Committee presently consists of Robert F. Ricketts, Jack Ray Ferguson, Gilbert R. Miller and Rebecca Ann Sebastian. The Stock Option/Executive Compensation Committee has been assigned the function of administrating the Company's stock option plan and granting options thereunder, recommends incentives for hiring qualified personnel and reviews executive compensation. The Stock Option/Executive Compensation Committee held one meeting during 1998.

   The Audit Committee presently consists of Brent F. Eller, Rebecca Ann Sebastian R. Colin Shoemaker and Randy D. Miller. The Audit Committee has been assigned the principal functions of (i) recommending the independent auditors,
(ii) reviewing and approving the annual report of the independent auditors,
(iii) approving the annual financial statements and (iv) reviewing and approving summary reports to the auditors' findings and recommendations.
The Audit Committee held four meetings during 1998.

   The Board of Directors does not have a standing nominating committee, such function being reserved to the full Board of Directors. Any shareholder entitled to vote for the election of directors may nominate a person or persons for election as a director only if written notice of such shareholder's intention to make any such nomination is given to the Company not less than 90 days nor more than 120 days prior to the meeting; provided, however, that if less than 100 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder will be timely if received not later than the close of business on the seventh day following the day on which such notice of the date of the meeting or such public disclosure was given or made. Notice of the date of the meeting shall be deemed to have been given by the Company more than 100 days in advance of the annual meeting if the annual meeting is called on the last Friday in May, without regard to when notice or
public disclosure thereof is made.   Each such notice shall set forth: (a) the
name and address of the shareholder who intends to make the nomination; (b) a representation that such shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
(c) as to each person to be nominated (i) such person's name and address, employment history for the past five years, affiliations, if any, with the Company and other corporations, the class and number of shares of the corporation that are owned of record or beneficially by such person and information concerning any transactions in such shares within the prior 60 days, whether such person has been convicted in a criminal proceeding
(excluding traffic violations or similar misdemeanors) within the past five years and the details thereof, whether such person has been a party to any proceeding or subject to any judgment, decree or final order with respect to violations of federal or state securities laws within the past five years and the details thereof, and the details of any contract, arrangement, understanding or relationships with any person with respect to any securities of the Company, (ii) such person's written consent to being named as a nominee and to serving as a director if elected, and (iii) a description of all arrangements and understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder.

                          SECURITY OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information as of April 15, 1999 with respect to ownership of the outstanding Common Stock of the Company by (i) all persons known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock of the Company, (ii) each director and director nominee of the Company, and (iii) all executive officers and directors of the Company as a group.

                                         Amount and
                                          Nature of           Percent of
                                          Beneficial          Outstanding
   Beneficial Owner                      Ownership (1)          Shares
   ----------------                      -------------        -----------
   Brent F. Eller (2).......................29,524                2.0%
   Jack R. Ferguson (3)....................225,289               15.2
   Gilbert R. Miller (4)....................72,994                5.0
   Randy D. Miller (5)......................57,368                3.9
   Dwight E. Pardue (6)....................234,647               15.9
   Robert F. Ricketts, DDS (7)....... ......58,897                4.0
   Rebecca Ann Sebastian (8)................66,310                4.5
   R. Colin Shoemaker (9)...................26,201                1.8
   Ronald S. Shoemaker (10).................84,878                5.6
   Thomas and Mary Severt (11)........ ....169,301               11.2
   John F. Yearick (12)....................102,106                7.1
   All executive officers and directors
     as a group (9 persons)................874,104               52.8

_______________

(1) Except as otherwise indicated, each person named in this table possesses sole voting and investment power with respect to the shares beneficially owned by such person. "Beneficial Ownership" includes shares for which an individual, directly or indirectly, has or shares voting or investment power or both and also includes warrants and options which are exercisable within sixty days of the date hereof. Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. The percentages are based upon 1,447,884 shares outstanding, except for certain parties who hold presently exercisable warrants or options to purchase shares. The percentages for those parties who hold presently exercisable warrants or options are based upon the sum of 1,447,884 shares plus the number of shares subject to presently exercisable warrants or options held by them, as indicated in the following notes.

(2) Includes 8,724 shares subject to presently exercisable stock purchase warrants and 10,000 shares subject to presently exercisable stock options.

(3) Includes 20,742 shares subject to presently exercisable stock purchase warrants and 10,000 shares subject to presently exercisable stock options. Also includes 2,000 shares held by the Ferguson Educational Trust.
      Mr. Ferguson's address is 71 Beaverdam Road, Candler, North Carolina
      28715.

(4) Includes 10,000 shares subject to presently exercisable stock options. Mr. Miller's address is P.O. Box 1497, Millers Creek, North Carolina 28651.

(5)   Includes 2,000 shares subject to presently exercisable stock options.

(6) Includes 20,742 shares subject to presently exercisable stock purchase warrants and 10,000 shares subject to presently exercisable stock options. Also includes 1,500 shares owned by Mr. Pardue's spouse and 500 shares held by Mr. Pardue as custodian for his grandchild. Mr. Pardue's address is P.O. Box 791, North Wilkesboro, North Carolina 28659.

(7) Includes 4,262 shares subject to presently exercisable stock purchase warrants and 10,000 shares subject to presently exercisable stock options.

(8) Includes 5,000 shares owned jointly by Ms. Sebastian with a relative and 10,000 shares subject to presently exercisable stock options.

(9) Includes 2,060 shares subject to presently exercisable stock purchase warrants and 10,000 shares subject to presently exercisable stock options. Also includes 1,210 shares owned by his wife's IRA.

(10) Includes 60,000 shares subject to presently exercisable stock options. Mr. Shoemaker's address is 924 Pleasant Home Church Road, Miller's Creek, North Carolina 28651.

(11) Includes 62,226 shares subject to presently exercisable stock purchase warrants. The Severts' address is P.O. Box 222, Jefferson, North Carolina 28640.

(12)  Mr. Yearick's address is 45796 Circle Drive, Great Mills, Maryland 20634.


                                EXECUTIVE COMPENSATION

   The following table provides certain summary information for the fiscal years ended December 31, 1998, 1997 and 1996 concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer. None of the other executive officers of the Company had a total annual salary and bonus which exceeded $100,000 during the last fiscal year.

                              Summary Compensation Table

                                                         Long Term
                               Annual Compensation     Compensation
                               -------------------     ------------
      Name and                                 Other     Number of
      Principal                               Annual      Options     All other
      Position        Year  Salary  Bonus  Compensation   Awarded   Compensation
      --------        ----  ------  -----  ------------   -------   ------------
Ronald S. Shoemaker,  1998 $99,937 $18,000    15,113(1)    10,000      $4,553
President and Chief   1997  89,406  18,000    13,462(1)    10,000       4,470
Executive Officer     1996  88,830  18,000    11,659(1)    10,264       4,333
_______________

(1) Includes an annual automobile allowance of $6,600 and insurance premiums totaling $8,513, $6,862 and $5,059 paid by the Company in 1998, 1997 and 1996, respectively.

(2)  Represents the Company's matching contribution under its 401(k) Plan.


   Currently, the directors of the Company receive no cash compensation for their services. Each of the Company's outside directors receives an automatic annual grant of options to purchase 2,000 shares of Common Stock of the Company on each July 1, provided that such director has served on the Board of Directors of the Company during the twelve month period immediately preceding the option grant. All new directors will also receive an option to purchase 2,000 shares of Common Stock upon their election to the Board of Directors of the Company.


EMPLOYMENT AGREEMENT

   In February 1995, the Company entered into an Employment Agreement with Ronald S. Shoemaker, pursuant to which Mr. Shoemaker serves as President and Chief Executive Officer of the Company. The Employment Agreement is for a term of five years, provided, however, that during each of the first five years, an additional year will be added to the term of the agreement, so that the Employment Agreement will expire on February 1, 2005. The Employment Agreement provides for an annual base salary of $84,000 and bonuses to be determined in the discretion of the Board of Directors. Mr. Shoemaker has also been granted an option to purchase 40,000 shares of Common Stock of the Company, exercisable over a term of ten years at an exercise price of $10.00 per share. The Employment Agreement requires the Bank to maintain a key man life insurance policy on Mr. Shoemaker in the amount of $500,000. The Employment Agreement provides for certain severance payments to be paid to Mr. Shoemaker in the event of a change of control of the Company. In the event of a change in control, if Mr. Shoemaker cannot reach agreement with respect to his employment arrangements following such change in control, Mr. Shoemaker will be entitled to receive a lump sum cash payment equal to $300,000. In addition, in the event Mr. Shoemaker is terminated by the Company without cause, he will receive during the balance of his term of employment the annual base salary which would otherwise be payable to Mr. Shoemaker had he remained in the employ of the Company.

   The Employment Agreement contains noncompete provisions, effective through the actual date of termination of the Employment Agreement and for a period of one year thereafter in the event Mr. Shoemaker terminates his employment with the Company. The noncompete provisions of the Employment Agreement may not be enforceable under North Carolina law if judicially deemed to be unreasonable.

STOCK OPTION PLAN

   On May 28, 1993, the Company's shareholders adopted a 1993 Incentive Stock Option Plan (the "Plan") for employees who are contributing significantly to the management or operation of the business of the Company or its subsidiaries as determined by the committee administering the Plan. The Plan provides for the grant of up to 400,000 options at the discretion of the Board of Directors or a committee designated by the Board of Directors to administer the Plan. The option exercise must be at least 100% (110% in the case of a holder of 10% or more of the Common Stock) of the fair market value of the stock on the date the option is granted and the options are exercisable by the holder thereof in full at any time prior to their expiration in accordance with the terms of the Plan. Stock options granted pursuant to the Plan will expire on or before (1) the date which is the tenth anniversary of the date the option is granted, or (2) the date which is the fifth anniversary of the date the option is granted in the event that the option is granted to a key employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company.

   In May 1994, the Plan was amended to, among other things, provide for the automatic annual grant of options to purchase 2,000 shares of Common Stock to each of the Company's outside directors.

   The following table provides certain information concerning individual grants of stock options made during the fiscal year ended December 31, 1998 to Ronald S. Shoemaker:


                             Option Grants in Last Fiscal Year
                                    Individual Grants
                          ----------------------------------------
                                       % of Total
                                        Options
                          Options      Granted to      Exercise
                          Granted     Employees in   or Base Price  Expiration
     Name                   (#)       Fiscal Year    ($ Per Share)     Date
     ----                 -------     ------------   -------------  ----------
Ronald S. Shoemaker       10,000(1)       62.5%         $10.00        1/1/08

____________________________

(1)  Options vest immediately.


   The following table presents information regarding warrants exercised during 1998 and the value of unexercised options held at December 31, 1998 by Ronald S. Shoemaker. No stock options were exercised by Mr. Shoemaker and there were no SARs outstanding during fiscal 1998.

                                      Number of         Value of Unexercised
             Shares              Unexercised Options    In-the-Money Options
            Acquired             at Fiscal Year End      at Fiscal Year End
              on      Value    ----------------------- -----------------------
  Name      Exercise Realized  Exercisable/Unexcisable Exercisable/Unexcisable
  ----      -------- --------  ----------------------- -----------------------
Ronald S.   9,500(1) $99,750         60,000/0              $450,000/$0
 Shoemaker

__________________

(1) Dollar values calculated by determining the difference between the estimated fair market value of the Company's Common Stock at December 31, 1998 ($16.00) and the exercise price of such options.

(2) Represents stock purchase warrants granted in connection with the Company's initial stock offering.

                                CERTAIN TRANSACTIONS

   On June 27, 1991, the Company entered into a Lease Agreement with Edward F. Greene and his wife, Frances C. Greene to lease the Company's Curtis Bridge Road office, an approximately 1,600 square foot facility in Wilkesboro, North Carolina. On June 27, 1996, this Lease Agreement expired and the Bank entered into a New Lease Agreement with Mr. and Mrs. Greene to lease the same facility. On November 17, 1993, the Company also entered into a lease agreement with Edward F. Greene and Joe D. Severt to lease the Company's North Wilkesboro branch office, an approximately 1,200 square foot facility in North Wilkesboro, North Carolina. Lease payments by the Company pursuant to these agreements, including property taxes, totaled $65,990 during 1998 and $72,949 during 1997. Edward F. Greene and Joe D. Severt served as directors of both the Company and the Bank during 1997 and 1998.

   On December 23, 1997, the Company, along with eight of its directors, were sued by Edward F. Greene and Joe Severt, individually and derivatively on behalf of the Company. This lawsuit was dismissed on September 24, 1998. Shortly after the lawsuit was dismissed, the plaintiffs threatened to refile their lawsuit against the Company. On December 23, 1998, the Company settled the proposed derivative action involving the Company and eight of its directors.
All claims made by all parties have been dismissed pursuant to the settlement. Under the terms of the settlement agreement, six of the directors of the Company purchased substantially all of the common stock of the Company owned by Edward
F. Greene and Stephen B. Greene, and certain of their affiliates. In addition, the Company and two of its directors purchased from Edward F. Greene and Stephen
B. Greene all stock purchase warrants and stock options of the Company held by the Greenes. These purchases were completed on February 18, 1999. In connection therewith, the Company repurchased 82,986 common stock purchase warrants and options to purchase 20,000 shares of common stock, for a total purchase price of $1,155,100.

   Pursuant to the terms of the settlement agreement, the Company purchased its Curtis Bridge Road bank premises from Edward F. Greene in December 1998 at a purchase price of $314,100, which represents the appraised value of this property.

   The Company's subsidiary, Wilkes National Bank, has outstanding loans to certain of the Company's directors, executive officers, their associates and members of the immediate families of such directors and executive officers. These loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not affiliated with the Company or the Bank and do not involve more than the normal risk of collectibility or present other unfavorable features.

                          INDEPENDENT PUBLIC ACCOUNTANTS

   Francis & Company has served as independent auditors of the Company for the fiscal year ended December 31, 1998 and have been selected by the Board of Directors to serve as independent auditors of the Company for the fiscal year ending December 31, 1999. Representatives of Francis & Company are expected to be present at the shareholders' meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                           ANNUAL REPORT ON FORM 10-KSB

   The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, as filed with the Securities and Exchange Commission, is available to shareholders who make written request therefor to the Company at 1301 Westwood Lane - Westfield Village, Wilkesboro, North Carolina 28697. Copies of exhibits and basic documents filed with that report or referenced therein will be furnished to shareholders of record upon request.

                              SHAREHOLDER PROPOSALS

   Any proposal of stockholders to be presented at next year's Annual Meeting must be received at the principal executive offices of the Company not later than December 31, 1999 directed to the attention of the Corporate Secretary, in order to be eligible for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Proxies solicited by the Company for the 2000 annual Meeting may confer discretionary authority to vote on any proposals received after February 28, 2000 without a description of them in the proxy materials for that meeting. Any stockholder proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission and the Company's bylaws. A copy of the Company's bylaws may be obtained by writing to the Corporate Secretary.

                                 OTHER MATTERS

   The Board of Directors knows of no other matters to be brought before the annual meeting. However, if other matter should come before the annual meeting it is the intention of the persons named in the enclosed form of Proxy to vote the Proxy in accordance with their judgment of what is in the best interest of the Company.


                                     By Order of the Board of Directors,

                                     /s/ Ronald S. Shoemaker

                                     Ronald S. Shoemaker
                                     President and Chief Executive Officer



Wilkesboro, North Carolina
April 30, 1999


                                                                 APPENDIX A
                            COMMUNITY BANCSHARES, INC.
                      1301 Westwood Lane - Westfield Village
                         Wilkesboro, North Carolina  28697


   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 1999 ANNUAL MEETING OF SHAREHOLDERS.

   The undersigned hereby appoints Ronald S. Shoemaker and Brent F. Eller, or either of them, with power of substitution to each, the proxies of the undersigned to vote the Common Stock of the undersigned at the Annual Meeting of Shareholders of COMMUNITY BANCSHARES, INC. to be held on Friday, May 28, 1999, at 11:00 a.m. at the Inn at Wilkesboro, 1700 Winkler Street, Wilkesboro, North Carolina, and any adjournments or postponements thereof:

  1. To elect four (4) directors for a terms set forth below and until their successors are elected and have qualified.

  ___ FOR all nominees listed below      ___ WITHHOLD AUTHORITY to
      (except as marked to the               vote for all nominees listed below
      contrary below)

Class II Directors (to serve for a term expiring at the 2002 Annual Meeting of Shareholders):
           Brent F. Eller, Jack Ray Ferguson and Ronald S. Shoemaker.

Class III Director (to serve for a term expiring at the 2000 Annual Meeting of Shareholders):
           Robert F. Ricketts.

INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.

-----------------------------------------------------------------------------

  2. To vote in accordance with their best judgment with respect to any other matters that may properly come before the meeting and any adjournments or postponements thereof.


THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE ABOVE PROPOSALS AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.


                                  Please date and sign this Proxy exactly as name(s) appears on the mailing label.

                                  ______________________________________

                                  ______________________________________

                                  Print Name(s):________________________


                                  NOTE: When signing as an attorney,
                                  trustee, executor, administrator or
                                  guardian, please give your title as such.
                                  If a corporation or partnership, give
                                  full name by authorized officer. In the case of joint tenants, each joint owner must sign.

                                  Dated: ______________________________